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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         Date of Report (Date of earliest event reported): March 6, 2003
                                                           -------------
                            Photoelectron corporation
             (Exact name of registrant as specified in its charter)

        Massachusetts                  0-21667                 04-3035323
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)

                         -------------------------------
                             9 Executive Park Drive
                            North Billerica, MA 01862
                                 (978) 670-8777

    (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Item 5.     Other Events

On March 6, 2003, in a press release, Photoelectron Corporation (the "Company") announced that its previously announced efforts to obtain long-term financing for its business have been unsuccessful to date, that it plans to sell the Company, and that it is unlikely that the proceeds of any sale will be sufficient to pay the Company's creditors (and that, as a result, minimal value, if any, will be available to the Company's stockholders). The Company also announced that Peter M. Nomikos had resigned as Chief Executive Officer and Chairman of the Company. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

On March 7, 2003, the American Stock Exchange halted trading of the Company's common stock. The Company does not know when trading will resume, if at all.

Item 7.     Financial Statements and Exhibits

(a) Exhibits.

            99.1   Press Release dated March 6, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PHOTOELECTRON CORPORATION


                                      By: /s/ Timothy W. Baker
                                          --------------------
                                          Timothy W. Baker
                                          President and Chief Financial Officer

Dated:   March 11, 2003





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                                  EXHIBIT INDEX

          Exhibit No.                Description

              99.1                   Press Release dated March 6, 2003





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